                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 30, 2002

                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      1-9924                   52-1568099
         (State or other             (Commission             (IRS Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)

                    399 Park Avenue, New York, New York      10043
                  (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description
         -----------       -----------

         1.01 Terms Agreement, dated May 30, 2002, among the Company and Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., Credit Suisse First Boston Corporation, Lehman Brothers Inc., Loop Capital Markets, LLC, McDonald Investments Inc., A KeyCorp Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc. and Wachovia Securities, Inc., as Underwriters, relating to the offer and sale of the Company's 6.625% Subordinated Notes due June 15, 2032.

           4.01 Form of Note for the Company's 6.625% Subordinated Notes due June 15, 2032.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 6, 2002                                  CITIGROUP INC.

                                                 By:  /s/ Guy R. Whittaker
                                                      ---------------------
                                                      Guy R. Whittaker
                                                      Treasurer

                                       3